SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549
                           ----------------------

                                  FORM 8-K


                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                   September 13, 2001 (September 1, 2001)
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                         BANCORP RHODE ISLAND, INC.
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           (Exact name of registrant as specified in its charter)

                                Rhode Island
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               (State or other jurisdiction of incorporation)

       333-33182                                     05-0509802
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(Commission File Number)                (IRS Employer Identification Number)

            One Turks Head Place, Providence, Rhode Island 02903
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                  (Address of principal executive offices)

                               (401) 456-5000
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            (Registrant's telephone number, including area code)

                                     N/A
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        (Former name or former address, if changed since last report)

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Item 5:  Other Events.
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      Bancorp Rhode Island, Inc. ("Bancorp") is filing herewith an investor presentation made available to investors as Exhibit 99.1.

Item 7:  Financial Statements and Exhibits.
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(a)   Financial Statements of Businesses Acquired.

      Not applicable.

(b)   Pro Forma Financial Information.

      Not applicable.

(c)   Exhibits.

      99.1  Investor Presentation 2001 - Bancorp Rhode Island, Inc.

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BANCORP RHODE ISLAND, INC.



                                       By: /s/ Albert R. Rietheimer
                                           ------------------------
                                           Albert R. Rietheimer
                                           Chief Financial Officer


Date: September 13, 2001